EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Guangshen Railway Company Limited, or the Company, on Form 20-F for the period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof, or the Report, the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2020

/s/ Wu Yong
Wu Yong
Chairman of the Board of Directors

A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Guangshen Railway Company Limited, or the Company, on Form 20-F for the period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof, or the Report, the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2020

/s/ Hu Lingling
Hu Lingling
General Manager

A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Guangshen Railway Company Limited, or the Company, on Form 20-F for the period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof, or the Report, the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2020

/s/ Luo Xingpeng
Luo Xingpeng
Chief Accountant

A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.